VAN KAMPEN TAX FREE TRUST,
on behalf of its series,
VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
Supplement dated May 29, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated January 30, 2009,
and to the
Class I Shares Prospectus
dated January 30, 2009

The Board of Trustees (the “Board”) of the Fund has approved a proposed reorganization of the Fund into Van Kampen High Yield Municipal Fund (the “Acquiring Fund”). The Fund and the Acquiring Fund have a similar investment objective and similar investment policies and are managed by the same investment management team. The proposed reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed reorganization is approved, Fund shareholders will receive the same class of shares of the Acquiring Fund equal in value to their class of shares of the Fund in exchange for their shares of the Fund. Upon completion of the reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board. The Fund will be closed for purchases by new investors as of the close of business on June 12, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STMISPT 5/09